                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                Current Report
                                  Pursuant to
                            Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 13, 1996


                                  __________


                         TOMPKINS COUNTY TRUSTCO, INC.
                     ------------------------------------
            (Exact name of Registrant as specified in its charter)

       New York                   0-27514                   161482357-8
(State of other jurisdic- (Commission File Number) (I.R.S. Employer I.D. Number tion of Incorporation

                                  __________


    P.O. Box 460, The Commons, Ithaca, New York                    14851
    -------------------------------------------                 ---------
    (Address of Principal Executive Offices)                    (Zip Code)


                                (607) 273-3210
                              -----------------
               Registrant's Telephone Number including area code

                               Page 1 of 5 pages
                            Exhibit Index on page 4
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Item 5.    Other Events

        On November 13, 1996, Tompkins County Trustco, Inc. announced that its Board of Directors had authorized a $3 million stock purchase program. The press release announcing the stock purchase program is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.


Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 Press Release dated November 13, 1996 announcing stock purchase program.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TOMPKINS COUNTY TRUSTCO, INC.



                                         By: /s/ JAMES J. BYRNES
                                             -------------------
                                             James J. Byrnes
                                             Chairman of the Board, President
                                             and Chief Executive Officer


Date: November 14, 1996
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Exhibit Index
-------------

Exhibit 99.1 Press Release dated November 13, 1996 announcing stock purchase program.